UpHealth Investor Presentation November 2020 Exhibit 99.2

Disclaimer This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination among UpHealth Holdings, Inc. (“UpHealth”), Cloudbreak Health, LLC (“Cloudbreak” and, together with UpHealth, each a “Company” and collectively, the “Companies”) and GigCapital2 Inc. (“GigCapital2”) and related transactions (the “Proposed Business Combination”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will GigCapital2, UpHealth, Cloudbreak or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. None of GigCapital2, UpHealth or Cloudbreak has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of UpHealth, Cloudbreak or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of UpHealth and Cloudbreak and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of UpHealth’s, Cloudbreak’s and GigCapital2’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of UpHealth, Cloudbreak and GigCapital2. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of GigCapital2, UpHealth or Cloudbreak is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to UpHealth and Cloudbreak; risks related to the rollout of each of UpHealth’s and Cloudbreak’s business and the timing of expected business milestones; the effects of competition on each of UpHealth’s and Cloudbreak’s future business; the amount of redemption requests made by GigCapital2’s stockholders; the ability of GigCapital2 or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future, and those factors discussed in GigCapital2’s final prospectus dated June 7, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, in each case, under the heading “Risk Factors,” and other documents of GigCapital2 filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of GigCapital2, UpHealth or Cloudbreak presently know or that GigCapital2, UpHealth or Cloudbreak currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GigCapital2’s,UpHealth’s and Cloudbreak’s expectations, plans or forecasts of future events and views as of the date of this Presentation. GigCapital2, UpHealth and Cloudbreak anticipate that subsequent events and developments will cause GigCapital2’s, UpHealth’s and Cloudbreak’s assessments to change. However, while GigCapital2, UpHealth and Cloudbreak may elect to update these forward-looking statements at some point in the future, GigCapital2, UpHealth and Cloudbreak specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GigCapital2’s, UpHealth’s and Cloudbreak’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Presentation is based on the estimates of UpHealth, Cloudbreak and GigCapital2 management. UpHealth, Cloudbreak and GigCapital2 obtained the industry, market and competitive position data used throughout this Presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. UpHealth, Cloudbreak and GigCapital2 believe their estimates to be accurate as of the date of this Presentation. However, this information may prove to be inaccurate because of the method by which UpHealth, Cloudbreak or GigCapital2 obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process. Use of Projections This Presentation contains projected financial information with respect to UpHealth and Cloudbreak. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Disclaimer (continued) Important Information And Where To Find It In connection with the Proposed Business Combination, GigCapital2 intends to file a registration statement on Form S-4, including a proxy statement/prospectus (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement to be distributed to holders of GigCapital2’s common stock in connection with GigCapital2’s solicitation of proxies for the vote by GigCapital2’s stockholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued to each of UpHealth’s and Cloudbreak’s stockholders in connection with the Proposed Business Combination. After the Registration Statement has been declared effective, GigCapital2 will mail a definitive proxy statement/prospectus, when available, to its stockholders and UpHealth’s and Cloudbreak’s stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about GigCapital2, UpHealth, Cloudbreak and the Proposed Business Combination. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by GigCapital2 through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: GigCapital2, Inc., 1731 Embarcadero Road, Suite 200, Palo Alto, CA 94303. No Offer Or Solicitation This communication does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among UpHealth, Cloudbreak and GigCapital2 or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Securities Exchange Act of 1934, as amended or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act. Participants In The Solicitation GigCapital2, UpHealth and Cloudbreak and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination. Information about the directors and executive officers of GigCapital2 in its Annual Report on Form 10-K, filed with the SEC on March 30, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials to be filed with the SEC regarding the Proposed Business Combination. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge from the sources indicated above. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement or any other document to be filed by GigCapital2 with the SEC. Some of the financial information and data contained in this Presentation, such as earnings before income taxes, depreciation and amortization (“EBITDA”), have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). GigCapital2, UpHealth and Cloudbreak believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to UpHealth’s and Cloudbreak’s financial condition and results of operations, respectively. Each of UpHealth’s and Cloudbreak’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. GigCapital2, UpHealth and Cloudbreak believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing each of UpHealth’s and Cloudbreak’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Each of UpHealth and Cloudbreak is not able to forecast net income on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP, and therefore has not provided a reconciliation for forward-looking EBITDA. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in UpHealth’s and Cloudbreak’s financial statements, respectively. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review each of UpHealth’s and Cloudbreak’s audited financial statements, which will be included in the Registration Statement. Trademarks And Intellectual Property All trademarks, service marks, and trade names of UpHealth, Cloudbreak or GigCapital2 or their respective affiliates used herein are trademarks, service marks, or registered trade names of UpHealth, Cloudbreak or GigCapital2, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not intended to, and does not imply, a relationship with UpHealth, Cloudbreak or GigCapital2, or an endorsement or sponsorship by or of UpHealth, Cloudbreak or GigCapital2. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that UpHealth, Cloudbreak or GigCapital2 will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Overview of GigCapital2

GigCapital2, Inc. Overview

- **GigCapital2, Inc. (NYSE: GIX) is a $174M publicly traded Special Purpose Acquisition Company ("SPAC") / Private-to-Public-Equity ("PPE")**
- **GigCapital2's IPO was completed in June 2019**
- **Led by a proven management team of experienced entrepreneurs and executives**
  - Extensive public company management and board experience
  - Complementary and overlapping networks
  - Deep understanding and proven experience of M&A, strategy and technology

Track Record of Successful SPAC/PIPE Transactions



GigCapital
IPO
(NYSE: GIG)
GigCapital
IPO
(NYSE: GIX)
GigCapital
IPO
(NYSE: GIK)
Dec. 2017
Nov. 2019
June 2019
Q1 2021
May 2020
Kaleyra
Closed
(NYSE: KLR)
Transaction
to Close

Track Record of Successful SPAC/PIPE Transactions

IDT Integrated Device Technology | esa | FUJITSU | GIGOPTIX

MICREL | RENESAS | SPACE ENGINEERING | TRW

GigCapital2 Leadership Team



Dr. Avi Katz
Executive Chairman

- Executive Chairman and Founding Managing Partner of GigCapital Global and all its entities, including GigCapital2
- Founder, COB, CEO GigOptix / GigPeak (NYSE: GIG)
- Serial entrepreneur and angel investor with 30+ years of experience in the technology sector



Dr. Raluca Dinu
CEO, President & BOD Member

- Board of Directors Member and Founding Managing Partner of GigCapital Global, CEO, President of GigCapital2
- Previously General Manager / Vice President at Integrated Device Technology (IDT), which was acquired by Renesas Electronics Corp.
- COO of GigPeak, led the transfer and integration of the team from GigPeak into IDT post the acquisition of GigPeak by IDT in 2017



Neil Miotto
BOD Member

- Board of Directors Member
- Previously Partner at KPMG, where he spent 27 years before retiring in 2006
- SEC reviewing partner while at KPMG
- Served on the Board of Directors of Micrel from 2007 to 2015 and GigPeak from 2008 until its sale in 2017

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Presenters Dr. Chirinjeev Kathuria Co-Chairman & Co-Founder Al Gatmaitan, DSc, FACHE Co-Chief Executive Officer Martin Beck Chief Financial Officer Ramesh Balakrishnan Co-Chief Executive Officer Mariya Pylypiv, Ph.D. Vice Chairwoman, Co-Founder & Chief Strategy Officer

Vision

UpHealth: Reshaping Healthcare Across the Continuum of Care Create a single, integrated provider of best-in-class technologies and services essential to personalized, affordable and effective care Digital Pharmacy Global Telehealth Integrated Care Management Behavioral Health Multifaceted integrated approach to processes, services and technologies

Powering Healthcare’s Digital Transformation Global Telehealth Integrated Care Management Digital Pharmacy Behavioral Health Enabling healthier communities Transforming care delivery Simplified digital front door, connecting evidence-based care, workflows and services

US Healthcare Venues Served by Domestic Telehealth 1,800+ UpHealth at a Glance: A Unified Global Digital Health Platform End Markets Served Health Systems / Medical Groups Employer Health Government Ministries Leading secure electronic prescribing provider of compounded and retail medications, delivering in all 50 states to a network of 30,000 physicians utilizing the platform Two platforms delivering complementary tech-enabled behavioral health and substance abuse services, poised to expand their virtual and outpatient care footprint by leveraging digital monitoring and Telemedicine visits. Platform Business Lines Health Plans Integrated Care Management Platform – population health solutions for patients with complex medical, behavioral health, and social needs Global Telehealth – digitally enabling the continuum of care with award-winning digital primary care and specialty consultations globally Digital Pharmacy – full service ePharmacy delivering compounded and manufactured medications Behavioral Health – tech-enabled services rapidly digitizing mental health and substance abuse Delivering four capabilities at the center of population health management & telehealth: Empowering providers, health systems, health plans and government payors to improve outcomes, quality, access and cost of healthcare $115M 2020E Revenue 2021E Revenue $194M Patient-centric digital health technologies and tech-enabled services to manage health and integrate care 2021E EBITDA Margin 12% 50 State Rx Licenses Education Technology Workflows Services Notes: The UpHealth financial information presented is unaudited, includes non-GAAP financial measures and reflects the pro-forma combination of the individual business entities. 2020E EBITDA Margin 12%

Integrated Global Health Platform Addressing Massive Markets and Critical Needs Opportunities to Drive Additional Organic & Synergistic Growth Executive Team with Demonstrated Operational, Financial and Technical Expertise Bookings Provide Exceptional Visibility into Accelerating Topline Growth & Profitability Proven Solutions with Significant Contracted Growth Across US and International Markets Investment Highlights

Opportunity

UpHealth Addresses Critical Needs in Healthcare Delivery Aging Population 46M adults 65+ in the U.S., expected to grow by 18M within 10 years(1) Rising Chronic Illness Burden In U.S., 81% of hospital admissions, 91% of prescriptions and 76% of physician visits attributable to chronic care(2) Healthcare Cost Escalation 800M people spend 10%+ of their budgets on health expenses(3) Impact of COVID-19 COVID-19 has strained health systems and caused patients to avoid traditional care settings Inequitable Access Over half of the world’s population cannot obtain essential health services(3) Sources: Rural Health Information Hub Modern Healthcare World Health Organization Challenges Facing Healthcare Meeting Patients Anywhere Enabling a critical shift in care setting from the clinic office to the home Delivering Integrated Care Enabling providers to more effectively manage patients according to their individual risk profile Addressing Impact of COVID-19 Delivering care to patients in need and enabling remote access to providers Improving Access to Care Bridging local and digital care delivery to reach proximate, remote and dispersed populations Reducing the Cost of Care Reducing cost through improved coordination of care and evidence-based clinical decisions

COVID Accelerated 10 Years of Digital Health Progress in 3 Months Immediate COVID-19 impact on health systems Long-term impact of psychic trauma, mental illness, alcohol and substance abuse Interrupted care on chronic conditions Impact of resource restriction on urgent non-COVID conditions and acute care UpHealth is exceptionally well positioned to meet the immediate impact of COVID-19, as well as the new normal of care delivery post-pandemic where digital health plays a more prominent role in integrated care coordination COVID-19 has accelerated the digital transformation of healthcare to engage displaced patient populations Source: Modified graphic from On the Flying Bridge: “Digital Health Prospects for 2Q20” Time Health Burden of Pandemic

UpHealth at the Nexus of Multiple Global Growth Markets Sources: 1) Fortune Business Insights; 2) McKinsey & Company; 3) Fierce Healthcare; 4) Centers for Medicare & Medicaid Integrated Care Management Digital Pharmacy Behavioral Health Global Telehealth $500B U.S. Drug Prescription Market(3) $61B Global market in 2019(1) $710B Total annual Medicare spend on chronic diseases(4) $100B Additional U.S. Behavioral Health Spend in 2020 and 2021 caused by COVID(2)

An Emerging Growth Leader in the Fastest Growing Markets

Integrated Care Management	Global Telehealth	Digital Pharmacy	Behavioral Health
117M adults one or more chronic conditions[1] **$1.35T Medicare/Medicaid**[1]	**$61B** growing at 25.2% CAGR through 2027[2] **$250B** US healthcare spend that could be virtualized in 2020[3]	**$500B**[4] **10x eRx increase** in 1Q20[5]	**1 in 5 Americans** have behavioral health disorders[3] **$100B - $140B** in incremental behavioral health spend in 2020-21[3]

$18M 2020E Revenue

Serving:

- The largest US public health plan
- 60+ self-insured employers

+

$50M
existing & signed agreement revenue through 2022

$200M+
international contract being negotiated across several large agreements

$37M 2020E Revenue

Serving:

- 1,800 US healthcare venues
- Delivering solutions in the US, India, Southeast Asia & Africa

+

$80M
Revenue from contracted agreements through 2021

Use Case Expansion
within vast US Health Systems footprint

Country-wide contracts
across international markets

$28M 2020E Revenue

Serving:

- Network of 13,000 providers
- DTC shipping

+

$31M
revenue expansion opportunity through 2022 within dermatology and cannabidiol

RFP discussions
providing manufactured medications to medical groups

$32M 2020E Revenue

Serving:

- Network of 160+ providers
- In/Out Network Medicare/Medicaid

+

$47M
national rollout of Intensive Outpatient (IOP) Services launching in 2021

Regional Expansion
mental health and substance abuse services within Florida and the Southeast

Sources:
1) Centers for Medicare & Medicaid Services (CMS.gov); 2) Fortune Business Insights; 3) McKinsey; 4) Fierce Healthcare; 5) NPC

15

Guiding an Integrated, Coordinated & Personalized Care Experience Integrated & Coordinated Care Teams Siloed, Episodic Care & Specialty Services Cumbersome & Complex Single Encounter Personalized & Guided Care Experience Inaccessible, Inefficient, Poor Experience Frictionless, Engaging & Easy to use Reactive, Fragmented, Disjointed Proactive, Connected & Data-Driven Current State of Healthcare

Integration Roadmap Codifies Long-Term Vision, Upside

UpHealth will drive extensive topline growth across the platform through new contracts, expanded capabilities, integrations and cross-sell opportunities

Q1 – Q2 2021

- Expand digital dispensary and Telehealth network
- Integrate ePharmacy with Telehealth
- Integrate Language & Telehealth into Integrated Care Management
- Staff augmentation for Telehealth and Telesitting

Q3 – Q4 2021

- Integrate Telepsychiatry across platform and launch US network
- Remote Patient Monitoring with Connected devices

Q1 – Q2 2022

- Expand Telepsychiatry across US
- Deploy joint company platform into rural/underserved community
- Language Services & Population Health for International Markets

Q3 – Q4 2022

- Predictive Analytics
- ML & AI for chronic care management and psychiatry



74% CAGR
2020E – 2022E
$115M
$32
$18
$28
$37
$194M
$42
$32
$37
$83
$346M
$53
$46
$73
$174
2020E
2021E
2022E
Global Telehealth
Digital Pharmacy
Integrated Care Management
Behavioral Health

Notes:
The UpHealth financial information presented is unaudited, includes non-GAAP financial measures and reflects the pro-forma combination of the individual business entities.

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Integrated Care Management Intelligence, Powered by Thrasys Integrated Full Service ePharmacy Capabilities, Powered by MedQuest Provider Augmentation, Powered by Glocal Tele-psychiatry Capabilities, Powered by Transformations Tele-interpretation Services, Powered by Cloudbreak Tele-stroke Services, Powered by Cloudbreak A Digital Front Door Enabling The Continuum of Care Notes: Reflects current integration plans

Platform

Delivering Market Leading Solutions Across Four Capabilities Digital Pharmacy Global Telehealth Integrated Care Management Behavioral Health Full-service online pharmacy offering retail and compounded medications Global provider of virtual consultations and local care spanning the care continuum Extensible population health and chronic care platform Behavioral & substance abuse specialists offering onsite and telehealth services Employer Health Health Plans Health Systems / Medical Groups Government Ministries Education Cash pay & prescription volume-driven revenue Multi-year recurring revenue contracts with auto-renewals Initial multi-year contract term with annual renewal Fee-for-Service

Integrated Care Management Platform Public funding Premiums / membership Clinical network Home and community-based team Patients and families Health Funding Care managers Payments for outcomes, quality, performance Care community Integrated Plan / Provider Networks Model of Care syntranet™ Core Platform Hospitals / Clinics Outpatient & Diagnostics Services Physicians syntranet™ Core Platform Platform for heath plans, health systems, government agencies and community organizations to create connected care communities and manage health, quality, and costs. Core Features Integrate and organize information across provider, plan, county and other data sources Advanced analytics with predictive models to gain insight into population and individual health Workflow applications coordinate program care teams across in/out-patient, home & community-based settings State of the art architecture with expert system based rules, configurable workflows and scalable microservices

Global Telehealth – Domestic By The Numbers (in 2020) Monthly Minutes of Usage Encounters per Month Video Endpoints U.S. Based Healthcare Venues Languages Covered 1.5M+ 100,000+ 14,000+ 1,800+ 250+ Surrounds patients with their clinical care team on a single call Any Device | Any Language | Anywhere Interoperable w/ leading EMR’s and Telemedicine solutions Unified Telemedicine Across the Care Continuum A Leading Network of US Hospital Systems Improving Access Caring for patient when they need it and where they are most comfortable Care Coordination Coordinating treatment and directing patient to appropriate care venue when escalation is required Accessing Specialists Empowering providers with the ability to create a patient-centric Precision Care Team

Global Telehealth - International Virtual on-demand clinic for identifying patients and automated TeleCRM Clinical decision support system for differential diagnosis, investigation, treatment protocols, etc. Primary health terminal with remote examination and instant diagnostics Automated medicine dispenser that provides access for patients in remote cities and towns Products Geographic Footprint Current Operations / Agreements Contracts Under Discussion Digital dispensary to deliver healthcare safely in hard to reach locations Public Appreciation Award, 2020 Social Entrepreneur of the Year, 2020 Indian Telemedicine Customer Value Leadership Award, 2020 Glocal’s Representative Awards

Digital Pharmacy Digital Pharmacy At a Glance A full-service retail pharmacy, licensed in all 50 states Delivery of compounded and manufactured prescriptions Operates a 40,000 square foot facility with the ability to expand another 40,000 square feet at the same location eMedplus system certified by the DEA as EPCS Certified Directly integrated with Testing services with and By The Numbers (in 2020) State Licenses 50 Orders Shipped within 24 Hours >95% Sq. Ft. of Existing Facility 40,000 Relationships with Members of Congress 130+

x Tech-Enabled Behavioral Health By The Numbers (in 2020) Psych MDs 27 Nurse Practitioners 10 Providers 160+ Substance Abuse Segment At a Glance Mental Health Segment At a Glance Rehabilitation and substance abuse services, operating seven entities in Florida. Dramatically expanded use of telehealth for medical and clinical services, leveraging the UpHealth platform to increase volumes across its service lines. Acute and chronic / specialized outpatient behavioral health Mission is to improve the mental health and well-being of patients who are impacted by mental illness Masters-level therapists and low ratios of clients Holistic treatment & comprehensive suite of services Strong veteran & first responder relationships Specialized programming for individualized patient needs

Patients Award-winning design blending on-site, at-home and telehealth care delivery Delivering access to care across primary, behavioral and pharmacy service lines Payors Enabling the management of healthcare spend for national populations and complex patients Delivering cost-effective care through a convenient and affordable delivery model Providers A digital front door managing complex patient populations across the continuum of care Holistic care management tools enable cost-effective value-based clinical decision support Full retail digital pharmacy delivering compounded & manufactured Rx to all 50 states Access to 14,000+ health care clinics and their providers Pharma Delivering Value to Patients, Providers & Payors UpHealth will serve as a single source for services and technologies essential to the delivery of affordable and effective care Platform Offerings Value Delivered

Extensive Reach Across Major Health Systems & Payors Globally UpHealth’s digital health services are currently utilized globally across the continuum of care and touch over 1,800 healthcare venues in the US and beyond Academic Specialty Community Payor / Gov’t / Other

A US-Based Business with a Global Footprint UpHealth’s platform will be comprised of a global network of patients, providers and payors, addressing complex care challenges in developed and developing markets Current Operations / Agreements 4 National Regional International 2 1 2 4 1 2 Behavioral Health Delray Beach, FL / St. Louis, MO Digital Pharmacy North Salt Lake, UT 3 Integrated Care Management San Francisco, CA Global Telehealth Los Angeles, CA / Columbus, OH / West Bengal, India 4 4 Contracts Under Discussion 3

Financials

Strong Profitability for Reinvestment in Growth Profitable business lines enable substantial reinvestment in UpHealth’s growth engines, while platform synergies offer upside beyond the $24M EBITDA forecast for 2021 Notes: The UpHealth financial information presented is unaudited, includes non-GAAP financial measures and reflects the pro-forma combination of the individual business entities. Financial Highlights Strategically Selected Digital Health Capabilities Addressing a Global Market Need A Unified Platform Streamlining the Delivery of Effective, Affordable Care Near-Term Projections 2 Significant Growth at Scale within Established US & International Footprint Expanding profitability enables reinvestment into the platform’s growth engines, driving expansion across domestic and international markets 74% 2020-2022 Revenue CAGR 3 Substantial Visibility into Accelerating Growth Signed contracts provide visibility into near-term revenue forecast Is Contracted 69% 2021E Growth 4 $24M 2021E EBITDA 1 Diversified revenue base and unique positioning in the market Profitable with pro forma $115M revenue and $13M EBITDA in 2020 growing to $194M and $24M, respectively, in 2021 – 91% USA / 9% ROW revenue in 2020 77% 2021E Domestic Revenue

Combination of Predictable Growth & Profitability Year-over-Year Growth % 69% 78% EBITDA Margin % 12% 12% 20% 74% CAGR 127% CAGR Integrated Care Management Global Telehealth Digital Pharmacy Behavioral Health 2020E Revenue by Business Line 2020E EBITDA by Business Line Notes: The UpHealth financial information presented is unaudited, includes non-GAAP financial measures and reflects the pro-forma combination of the individual business entities.

2021 Revenue Bridge By Business Unit By Growth Category Behavioral Health Global Telehealth Integrated Care Management Digital Pharmacy Notes: The UpHealth financial information presented is unaudited, includes non-GAAP financial measures and reflects the pro-forma combination of the individual business entities.

$20M Visibility Into Near-Term Incremental Revenue Growth UpHealth has extensive visibility into accelerating near-term growth, $55M of which is contracted in 2021, representing 69% of the Company’s 2021 projected growth $47M Global Telehealth $8M Integrated Care Management $8M Expansion & New $12M $15M Health Systems / Medical Groups Employer Health Government Ministries Health Plans Education Customer Key Primary Growth Drivers: Expand footprint within previously won RFPs Regulatory requirements regarding CMS Interoperability & Patient Access International expansion Primary Growth Drivers: Digital dispensary and telemedicine expansion internationally Large government-backed telemedicine RFPs in India Digital transformation of healthcare and expanding telehealth use cases

Team

UpHealth Executive Leadership Team



Dr. Chirinjeev Kathuria
Co-Chairman & Co-Founder



Dr. Avi Katz
Co-Chairman



Al Gatmaitan, DSc, FACHE
Co-Chief Executive Officer & President



Ramesh Balakrishnan
Co-Chief Executive Officer



Syed Sabahat Azim, MD
Chief Executive Officer, International



Mariya Pylypiv, Ph.D.
Vice Chairwoman, Co-Founder & Chief Strategy Officer



Jamey Edwards
Chief Operating Officer



Martin Beck
Chief Financial Officer



Jeffery Bray
Chief of Legislative & Regulatory Affairs



Bobby Kathuria, MD
Acting Chief Medical Officer



Nashina Asaria
Chief Product & Marketing Officer



Azfar Malik, MD
President, Behavioral Health

35

Ramesh Balakrishnan Co-Chief Executive Officer, UpHealth Dr. Balakrishnan is a serial entrepreneur who has founded and profitably exited several technology companies. Dr. Balakrishnan worked as director of application Products at Measurex Corp., after which Dr. Balakrishnan joined Asyst Technologies as Vice president. Dr. Balakrishnan then co-founded ePropose, a company he successfully exited in 2001. Currently Dr. Balakrishnan is a co-Chief Executive Officer of UpHealth and leads Thrasys, Inc. (Integrated Care division of UpHealth). Thrasys provides cloud-based solutions for population health management, interoperability, analytics, care coordination and automation. Education: PhD - Stanford University MS - Stanford University Al Gatmaitan, DSc, FACHE Co-Chief Executive Officer & President, UpHealth Dr. Gatmaitan is an independent healthcare executive having just served as Chief Operating Officer of IU Health, a top 25 health system with over $6.3 billion in annual revenues. Dr. Gatmaitan has over 30 years of hospital and health system senior executive experience focused on building high performing teams and integrating operations across multiple sites. Dr. Gatmaitan served as the first president of both a $200 million start-up hospital and a $450 million fully integrated regional market within IU Health. Education: PhD - University of Alabama MHBA - Indiana University UpHealth Executive Leadership Team Martin Beck Chief Financial Officer Mr. Beck is the CFO of UpHealth and is also a Managing Director at MAT Capital LLC. Previously, Mr. Beck spent a large portion of his career as an investment banker in the healthcare and industrials sectors, including with JPMorgan where specialized in M&A and at Macquarie Capital where he focused on both M&A and principal transactions. Mr. Beck also served as Managing Director of Weichai Power Co. where he led International Corporate Development. Education: MBA - New York University; JD - Northwestern University School of Law AB – Princeton University Dr. Chirinjeev Kathuria Co-Chairman & Co-Founder Dr. Chirinjeev Kathuria is an Indian-American investor, businessperson, and philanthropist. Dr. Kathuria co-founded several leading companies in medical field that include: American Teleradiology NightHawks, Inc., Ocean Biomedical, and UpHealth. American Teleradiology NightHawks, Inc. merged with NightHawk Radiology Holdings, Inc., and the combined company went public on NASDAQ. Dr. Kathuria also co-founded Ocean Biomedical which recently announced a Malaria Vaccine discovery. Education: MBA - Stanford University MD -Brown University

UpHealth Executive Leadership Team (continued) Syed Sabahat Azim, MD Chief Executive Officer, International Dr. Azim is Chief Executive Officer of UpHealth’s International Operations and leads Glocal Healthcare (division of UpHealth). Dr. Azim served the Indian government in various positions like the Secretary to the Chief Minister and Director of IT. Dr. Azim has been declared Social Entrepreneur of the Year 2020 by the World Economic Forum’s Schwab Foundation for Social Enterprise. His innovation HellolyfCX Digital Dispensary was awarded the Public Appreciation Award 2020 by UN Innovation at the Health Innovation Exchange HIEx2020 as the most innovative technology to meet the Sustainable Development Goals of UN. Education: MD - JN Medical College Jeffery Bray Chief of Legislative & Regulatory Affairs Mr. Bray will be the Chief Legislative & Regulatory Officer of UpHealth. Mr. Bray has cultivated a tremendous relationship with both the FDA and Congress. It has met with over 150 members of Congress, and has become a leading voice for the compounded pharmaceutical industry. Mr. Bray is also a CEO of Innovations Group, Inc. and MedQuest Pharmacy, currently servicing patients and prescribers in all 50 states with their needs in education, pharmacy, nutritional supplements and diagnostic testing. Education: MBA - University of Utah MS - University of Utah Jamey Edwards Chief Operating Officer Mr. Edwards will be the Chief Operating Officer of UpHealth, and leads Cloudbreak Health operations (division of UpHealth). Previously, Mr. Edwards was the CEO of Emergent Medical Associates. During his tenure at EMA, it grew into the leading multi-specialty group (ER, Hospitalist, Anesthesia) in the southwest US and was honored as a 4x INC. 5000 & 2x Modern Healthcare Hottest company. Mr. Edwards remains with EMA as a Board Member. He is also Board Member for Los Angeles Chapter of the American Red Cross, American Heart Association, the Partners in Care Foundation and the Young President's Organization (Santa Monica Bay Chapter). Education: MBA - Cornell’s Johnson Graduate School of Management Mariya Pylypiv, Ph.D. Vice Chairwoman, Co-Founder & Chief Strategy Officer Dr. Pylypiv is co-founder, Vice Chairman and Chief Strategy Officer of UpHealth. Dr. Pylypiv also serves as an Investment Banker and Corporate Development Associate for a top tier accounting firm. Dr. Pylypiv serves on several advisory boards for companies in digital health, drone, and investment management end markets. Previously Dr. Pylypiv worked at a quantitative hedge fund (AUM $350 million peak assets) and worked on the development of new equity strategies. Education: PhD - Purdue University

UpHealth Executive Leadership Team (continued) Azfar Malik, MD, MBA, DFAPA President, Behavioral Health Dr. Malik is a President of Behavioral Health Division of UpHealth. Dr. Malik is Founder, President and CEO of Sunshine Residential Facilities. Dr. Malik is President & CMO center Pointe Behavioral Health systems at CenterPointe Behavioral Health System. Dr. Malik also serves as an Associate Clinical Professor in the Psychiatry Department at St. Louis University Health Science Center. Education: MD - Dow Medical College in Karachi, Pakistan MBA - Washington University Nashina Asaria Chief Product & Marketing Officer Ms. Asaria will be the Chief Product and Marketing Officer of UpHealth. She is also a Board Member and Chief Product Officer for Cloudbreak Health LLC. Ms. Asaria was the Chief Commercial Officer for LifeQ, a data science/ computational systems biology company serving the technology, insurance, health and pharma industries and led strategy and commercial efforts including partnerships with 3 top tech companies, top reinsurers, the largest global wellness services provider, the largest global life and health insurance company, and the largest mobile device company. Ms. Asaria has also worked with Dr. Patrick Soon-Shiong as a senior member Nantworks Inc. Education: BSc - The London School of Economics and Political Science Bobby Kathuria, MD Acting Chief Medical Officer Dr. Kathuria is an entrepreneur and licensed physician who holds licenses in the states of Illinois, New York, Ohio, Texas, District of Columbia, Virginia, Florida, and Pennsylvania (among others). Dr. Kathuria is Board Certified in Internal Medicine and a Department of Transportation Certified Medical Examiner. Dr. Kathuria has practiced Occupational Medicine for over 20 years and thoroughly understands the Occupational Medicine arena from operations, corporate correspondence with clients, finance, reimbursement, and OSHA guidelines. Education: MD - University of Illinois MBA - University of Chicago

Organizational Chart



Board of Directors
Dr. Chirinjeev Kathuria
Co-Chairman
Dr. Avi Katz
Co-Chairman
Inside Board Member
Independent Board Member
Inside Board Member
Independent Board Member
Independent Board Member
Independent Board Member
Independent Board Member
Al Gatmaitan
Co-Chief Executive Officer & President
Ramesh Balakrishnan
Co-Chief Executive Officer
Martin Beck
Chief Financial Officer
Mariya Pylypiv, PhD
Vice Chairwoman & Chief Strategy Officer
Jamey Edwards
Chief Operating Officer
Syed Sabahat Azim, MD
Chief Executive Officer, International
Jeffery Bray
Chief of Legislative & Regulatory Affairs
Bobby Kathuria, MD
Acting Chief Medical Officer
Nashina Asaria
Chief Product & Marketing Officer
Azfar Malik, MD
President, Behavioral Health

39

Valuation

2021E Revenue Growth(3) Financial Benchmarking to Peers 2021E EBITDA Margin(3) Peer Group Mean Notes: Sources: Company filings, Bloomberg estimates as of market close on November 20, 2020 Forecasts based on company estimates in S-4 filings Gray bar denotes pending SPAC transaction The UpHealth financial information presented is unaudited, includes non-GAAP financials measures and reflects the pro-forma combination of the individual business entities. (1) (1)(2)

Valuation Benchmarking to Peers 2021E Revenue Multiple Peer Group Mean UpHealth discount to peers (64%) (28%) (29%) (22%) (23%) 6% (42%) (66%) (65%) 2% (28%) (1) Notes: Sources: Company filings, Bloomberg estimates and values as of market close on November 20, 2020 Gray bar denotes pending SPAC transaction The UpHealth financial information presented is unaudited, includes non-GAAP financials measures and reflects the pro-forma combination of the individual business entities.

UpHealth Has Enormous Near-term Potential to Trade Up


Enterprise Value
~1.6x
$1.4B
$2.3B
$29.5B
$15.2B
$13.4B
$11.9B
$5.2B
$4.6B
$1.6B
$1.5B
$1.1B
$0.7B
12.0x
Mean
EV / '21E Revenue

Peer Group Mean Valuations: Now vs. IPO(1)


7.2x
~1.7x
12.0x
At IPO
Current
EV / Revenue
$3.2B
~2.7x
$8.5B
At IPO
Current
Enterprise Value

Notes:

Sources: Company filings, Bloomberg and FactSet estimates and values as of market close on November 20, 2020

(1) EV / Revenue calculated using forward looking revenue (fiscal year ended after IPO and '21E Revenues)

43

Transaction

Transaction Summary Estimated Transaction Sources & Uses Pro Forma Enterprise Valuation at Close Illustrative Post-Transaction Ownership Breakdown Notes: Projections use UpHealth estimates; assumes no redemptions; The amounts from the various sources of cash may change based on (i) the amount of SPAC public stockholder redemptions prior to Closing, (ii) investor interest in the acquisition and (iii) the then current markets for equity and debt financing. Net cash is calculated as the difference between net debt at the time of closing ($90.3M), cash added to the pro forma balance sheet post-close ($195.8M). ($ in millions) Sources(1)   GigCapital2 Cash in Trust $174.3 PIPE Investment Proceeds $125.0 Seller Rollover Equity $1,100.0 Total Sources $1,399.3 Uses   Cash Consideration to UpHealth Shareholders $35.5 Repayment of Debt $28.0 Cash to Pro Forma Balance Sheet $195.8 Seller Rollover Equity $1,100.0 Assumed Transaction Expenses $40.0 Total Uses $1,399.3 ($ in millions)   PF Transaction Total Equity Value $1,456.4 (–) Assumed Pro Forma Net Cash(2) ($105.5) Pro Forma Enterprise Value $1,350.9 2021E Revenue $194.4 2021E EBITDA $24.1 Pro Forma 2021E EV / Revenue 6.9x Pro Forma 2021E EV / EBITDA 56.1x

Summary

A Rare Financial Profile with Exceptional Visibility into Future Growth Substantial Opportunity to Drive Untapped Organic and Synergistic Value An Executive Team with Demonstrated Operational, Financial & Technical Expertise An Integrated Global Platform Serving Four Massive Digital Health Markets 1 2 3 4 5 Attractive Valuation Benchmarks Relative to Digital Health Peers UpHealth Concluding Thoughts

For More Information: GigCapital2 - www.gigcapital2.com UpHealth, Inc. - www.uphealthinc.com For GigCapital2 Information, Contact: Jordan M. Darrow Darrow Associates ir@gigcapital2.com For UpHealth & Cloudbreak Information, Contact: Investor Relations: Constantine Davides - constantine.davides@westwicke.com Media: Phil Denning - phil.denning@icrinc.com